EATON VANCE TAX-MANAGED GROWTH FUND 1.1

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to Summary Prospectuses, Prospectus and
Statement of Additional Information dated May 1, 2021

Effective July 1, 2021, the portfolio management team for the Funds and Tax-Managed Growth Portfolio will be as follows:

Yana S. Barton, Vice President of Eaton Vance and BMR, has managed the Portfolio since March 2008 and each Fund since March, 2021.

Kenneth D. Zinner, Vice President of Eaton Vance and BMR, has managed each Fund and the Portfolio since July 1, 2021.

May 13, 2021	38855 5.13.21